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                                                                      EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five (Portion Relating to the Seasons Advisor Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2001, relating to the consolidated financial statements of Anchor National Life Insurance Company. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
September 21, 2001